Rule 497(k)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Enhanced Short Maturity ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus

and Statement of Additional Information

Dated August 4, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, for purposes of the Fund’s policy to invest 100% of its net assets invested in debt securities in debt securities that are, at the time of purchase, rated as investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) rating such securities, or if unrated, debt securities determined by the Fund’s investment advisor to be of comparable quality. Additionally, for newly-issued debt securities, the Fund may consider an expected rating provided by an NRSRO as if it were a final rating.

Please Keep this Supplement with Your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference